Income Taxes (Details 1) (USD $)	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2011
Deferred tax assets
Net operating loss carryforward	$ 562,335	$ 23,026	$ 22,120
Start-up and organizational expenses	580,219	175,453	79,751
Stock-based compensation	1,265,350	0	0
Derivative expense	60,943	0	0
Other	(26)	0	0
Total defferred tax assets	2,468,821	198,479	101,871
Valuation allowance	(2,468,821)	(198,479)	(101,871)
Net deferred taxes	$ 0	$ 0	$ 0